Supplement dated July 16, 1997 to Prospectus Dated May 1, 1997
                    Aetna Life Insurance and Annuity Company
                             Variable Life Account B
The Flexible Premium Variable Life Insurance Policy on the Lives of Two Insureds


The prospectus dated May 1, 1997 is supplemented as follows:


         The Guaranteed Death Benefit to the Younger Insured's Attained Age 80 and the Guaranteed Death Benefit to the Younger Insured's Attained Age 100 are not available to contracts issued in the Commonwealth of Massachusetts. The No Lapse Coverage provision is available to contracts issued in the Commonwealth of Massachusetts and provides that the Policy will not terminate for 5 years from the Policy's Issue Date or the Issue Date of any increase if sufficient premiums have been paid.




XP.64277-97-1